Exhibit 99.01

July 23, 2015

Cepheid Reports 2015 Second Quarter Results

Commercial Clinical Grows 24%

SUNNYVALE, Calif., July 23, 2015 /PRNewswire/ — Cepheid (Nasdaq: CPHD) today reported revenue for the second quarter of 2015 of $132.5 million, representing growth of 14% from $116.5 million for the second quarter of 2014. Net loss was $(16.7) million, or $(0.23) per share, which compares to net loss of $(9.8) million, or $(0.14) per share, in the second quarter of 2014.

Excluding stock-based compensation expense, amortization of debt discount and transaction costs, and amortization of purchased intangible assets, non-GAAP net loss for the second quarter of 2015 was $(4.5) million, or $(0.06) per share. This compares to non-GAAP net income of $2.3 million, or $0.03 per share, in the second quarter of 2014.

“Our Commercial Clinical business once again demonstrated growth in excess of 20% year-over-year with continued adoption of our GeneXpert® system and Xpert® family of tests,” said John Bishop, Cepheid’s Chairman and Chief Executive Officer. “With our menu of highly accurate Xpert tests now spanning healthcare associated infections, critical infectious disease, sexual health and virology, we are seeing building momentum in both our North American and International Commercial Operations.”

Continued Bishop, “While our HBDC business continues to be variable, demand for our Xpert MTB/RIF test was at a record high in the second quarter reflecting ongoing solid adoption and continued use of the GeneXpert system in the global fight against tuberculosis. We believe that this further highlights that Cepheid is uniquely enabling customers of all sizes and in all locations to consolidate molecular testing on the most efficient and easy-to-use platform available.”

Operational Overview

•	Total revenue was, in millions:

	Three Months Ended June 30,
	2015	2014	Change
Clinical Systems	$21.8	$28.3	-23%
Clinical Reagents	103.2	83.0	24%

Total Clinical	125.0	111.3	12%

Non-Clinical & Other	7.5	5.2	45%

Total Revenue	$132.5	$116.5	14%

•	By geography, total revenue was, in millions:

	Three Months Ended June 30,
	2015	2014	Change
North America
Clinical	$69.1	$57.7	20%
Non-Clinical & Other	7.1	3.9	82%

Total North America	76.2	61.6	24%

International
Clinical	55.9	53.7	4%
Non-Clinical & Other	0.4	1.2	-73%

Total International	56.3	54.9	2%

Total Revenue	$132.5	$116.5	14%

•	Commercial Clinical sales were $100.8 million and sales to High Burden Developing Countries (HBDC) were $24.2 million.

•	During the quarter, Cepheid installed a total of 270 GeneXpert systems in its commercial Clinical business. Additionally, the Company placed a total of 312 GeneXpert systems as part of its HBDC program. Including HBDC sales, a cumulative total of 8,903 GeneXpert systems have been placed worldwide as of June 30, 2015.

•	GAAP gross margin on sales was 48% and non-GAAP gross margin on sales was 49%, which compares to 49% and 50%, respectively, in the second quarter of 2014.

•	Cash, cash equivalents and investments were $379.6 million as of June 30, 2015.

•	DSO was 53 days.

Business Outlook

For the fiscal year ending December 31, 2015, the Company now expects:

•	Total revenue to be in the range of $544 to $553 million;

•	Net loss in the range of $(0.51) to $(0.47) per share;

•	Non-GAAP net income in the range of $0.25 to $0.29 per share.

Expected non-GAAP net income excludes approximately $39 million related to stock-based compensation expense, approximately $10 million related to the amortization of debt discount and transaction costs, and approximately $6 million related to the amortization of purchased intangible assets. The fully diluted share count for the year is expected to be approximately 72 million in the case of a net loss, and approximately 75 million shares in the case of net income.

The following table reconciles net income (loss) per share to the non-GAAP net income per share range:

	Guidance Range for Year Ending December 31, 2015
	Low	High
Net Loss Per Share	$(0.51)	$(0.47)
Stock-Based Compensation Expense	0.54	0.54
Amortization of Debt Discount and Transaction Costs	0.14	0.14
Amortization of Purchased Intangible Assets	0.08	0.08

Non-GAAP Measure of Net Income Per Share	$0.25	$0.29

Accessing Cepheid’s 2015 Second Quarter Results Conference Call

The Company will host a management presentation at 2 p.m. Pacific Time on Thursday, July 23, 2015, to discuss the results. To access the live webcast, please visit Cepheid’s website at http://ir.cepheid.com at least 15 minutes before the scheduled start time to download any necessary audio or plug-in software. A replay of the webcast will be available shortly following the call and will remain available for at least 90 days.

Summary of Management Presentation

In conjunction with today’s press release, the Company is making a summary of the management presentation immediately available at http://ir.cepheid.com.

About Cepheid

Based in Sunnyvale, California, Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the Company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the Company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit http://www.cepheid.com.

Use of Non-GAAP Measures

The Company has supplemented its reported GAAP financial information with non-GAAP measures that do not include stock-based compensation expense, amortization of purchased intangible assets, amortization of debt discount and transaction costs. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. The Company’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the Company’s cash requirements and additional insight into the underlying operating results and the Company’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with U.S. GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

As described above, the Company excludes the following items from one or more of its non-GAAP measures when applicable:

Stock-based Compensation Expense. This consists primarily of expenses for stock options and restricted stock under ASC 718 (formerly SFAS 123(R)). The Company excludes stock-based compensation expense from its non-GAAP measures primarily because it is a non-cash expense that the Company does not believe is reflective of ongoing operating results in the period incurred. Further, as the Company applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of Debt Discount and Transaction Costs. The Company incurs amortization of debt discount and transaction costs in connection with the Convertible Senior Notes issued in February 2014. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s issuance of debt and have no direct correlation to the operation of the Company’s business.

Amortization of Purchased Intangible Assets. The Company incurs amortization of purchased intangible assets in connection with acquisitions. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s prior acquisitions and have no direct correlation to the operation of the Company’s business.

Forward-Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the scale and sustainability of future growth, future revenues and future net loss/income and profitability, including on a non-GAAP basis, strategic investments, platform features, the breadth and speed of test menu expansion, geographic expansion and market segment expansion. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: our success in increasing commercial and HBDC sales and the effectiveness of our sales personnel; the relative mix of commercial and HBDC sales; the performance and market acceptance of new products; sufficient customer demand, customer confidence in product availability and available customer budgets for our customers; our ability to develop new products, complete clinical trials successfully and obtain regulatory clearances in a timely manner for new products; uncertainties related to the FDA regulatory and international regulatory processes; the level of testing at clinical customer sites, including for Healthcare Associated Infections (HAIs); the Company’s ability to successfully introduce and sell products in clinical markets other than HAIs; long sales cycles and variability in systems placements and reagent pull-through in the Company’s HBDC program; the rate of environmental biothreat testing conducted by the USPS, which will affect the amount of consumable products sold to the USPS; unforeseen supply, development and manufacturing problems; our ability to manage our inventory levels; our ability to successfully complete and bring on additional manufacturing lines; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; the Company’s reliance on distributors in some regions to market, sell and support its products; the occurrence of unforeseen expenditures, acquisitions or other transactions; costs associated with litigation; the impact of competitive products and pricing; the Company’s ability to manage geographically-dispersed operations; and underlying market conditions worldwide. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

CONTACT:	For Media & Investor Inquiries:
Jacquie Ross, CFA
Tel: (408) 400 8329
corporate.communications@cepheid.com

FINANCIAL TABLES FOLLOW

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenue	$132,475	$116,503	$265,112	$223,410
Costs and operating expenses:
Cost of sales	69,377	59,568	130,578	112,651
Collaboration profit sharing	1,326	649	2,593	1,940
Research and development	28,092	23,998	52,078	45,738
Sales and marketing	28,078	23,502	54,014	46,960
General and administrative	16,352	14,340	31,994	28,007

Total costs and operating expenses	143,225	122,057	271,257	235,296

Loss from operations	(10,750)	(5,554)	(6,145)	(11,886)
Other income (expense):
Interest income	416	306	789	459
Interest expense	(3,646)	(3,500)	(7,250)	(5,363)
Foreign currency exchange loss and other, net	(1,496)	(176)	(2,440)	(757)

Other expense, net	(4,726)	(3,370)	(8,901)	(5,661)

Loss before income taxes	(15,476)	(8,924)	(15,046)	(17,547)
Provision for income taxes	(1,254)	(919)	(778)	(1,599)

Net loss	$(16,730)	$(9,843)	$(15,824)	$(19,146)

Basic net loss per share	$(0.23)	$(0.14)	$(0.22)	$(0.27)

Diluted net loss per share	$(0.23)	$(0.14)	$(0.22)	$(0.27)

Shares used in computing basic net loss per share	71,861	69,968	71,563	69,622

Shares used in computing diluted net loss per share	71,861	69,968	71,563	69,622

CEPHEID

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$110,569	$96,663
Short-term investments	189,375	196,729
Accounts receivable, net	77,758	68,809
Inventory, net	142,050	132,635
Prepaid expenses and other current assets	28,596	24,274

Total current assets	548,348	519,110
Property and equipment, net	120,226	115,765
Investments	79,665	79,731
Other non-current assets	7,776	7,847
Intangible assets, net	28,180	31,440
Goodwill	39,681	39,681

Total assets	$823,876	$793,574

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$60,700	$50,435
Accrued compensation	31,245	33,760
Accrued royalties	5,309	5,443
Accrued and other liabilities	30,815	34,761
Current portion of deferred revenue	13,722	13,447

Total current liabilities	141,791	137,846
Long-term portion of deferred revenue	5,248	4,532
Convertible senior notes, net	282,979	278,213
Other liabilities	19,376	18,768

Total liabilities	449,394	439,359

Shareholders’ equity:
Common stock	443,209	422,151
Additional paid-in capital	241,528	225,529
Accumulated other comprehensive income (loss), net of taxes	(719)	247
Accumulated deficit	(309,536)	(293,712)

Total shareholders’ equity	374,482	354,215

Total liabilities and shareholders’ equity	$823,876	$793,574

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended
	June 30,
	2015	2014
Cash flows from operating activities:
Net loss	$(15,824)	$(19,146)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	13,435	10,340
Amortization of intangible assets	3,334	1,841
Unrealized foreign exchange differences	1,338	122
Amortization of debt discount and transaction costs	5,044	3,642
Impairment of acquired intangible assets, licenses, property and equipment	224	—
Stock-based compensation expense	15,799	15,930
Excess tax benefits from stock-based compensation expense	(53)	—
Loss on the disposal of property, equipment and intangible assets	28	—
Changes in operating assets and liabilities:
Accounts receivable	(8,949)	(3,167)
Inventory, net	(9,267)	(19,809)
Prepaid expenses and other current assets	(5,151)	(5,867)
Other non-current assets	(207)	(42)
Accounts payable and other current and non-current liabilities	9,695	1,916
Accrued compensation	(2,514)	2,821
Deferred revenue	991	2,864

Net cash provided by (used in) operating activities	7,923	(8,555)
Cash flows from investing activities:
Capital expenditures	(19,308)	(25,745)
Cost of acquisitions, net	(3,000)	—
Proceeds from sale of equipment and an intangible asset	834	—
Proceeds from sales of marketable securities and investments	44,873	67,739
Proceeds from maturities of marketable securities and investments	118,497	21,326
Purchases of marketable securities and investments	(156,401)	(334,800)
Transfer from restricted cash	1,328	—

Net cash used in investing activities	(13,177)	(271,480)
Cash flows from financing activities:
Net proceeds from the issuance of common shares and exercise of stock options	20,592	24,498
Excess tax benefits from stock-based compensation expense	53	—
Proceeds from borrowings of convertible senior notes, net of issuance costs	—	335,789
Purchase of convertible note capped call hedge	—	(25,082)
Principal payment of notes payable	(80)	(95)

Net cash provided by financing activities	20,565	335,110
Effect of foreign exchange rate change on cash and cash equivalents	(1,405)	(166)

Net increase in cash and cash equivalents	13,906	54,909
Cash and cash equivalents at beginning of period	96,663	66,072

Cash and cash equivalents at end of period	$110,569	$120,981

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Total Revenues	$132,475	$116,503	$265,112	$223,410

Cost of sales	$69,377	$59,568	$130,578	$112,651
Stock-based compensation expense	(1,008)	(1,473)	(2,048)	(1,854)
Amortization of purchased intangible assets	(1,024)	(223)	(2,048)	(446)

Non-GAAP measure of cost of sales	$67,345	$57,872	$126,482	$110,351

Gross margin on revenue per GAAP	48%	49%	51%	50%
Gross margin on revenue per Non-GAAP	49%	50%	52%	51%

Operating expenses	$72,522	$61,840	$138,086	$120,705
Stock-based compensation expense	(7,262)	(7,675)	(13,779)	(14,076)
Amortization of purchased intangible assets	(382)	(432)	(766)	(861)

Non-GAAP measure of operating expenses	$64,878	$53,733	$123,541	$105,768

Loss from operations	$(10,750)	$(5,554)	$(6,145)	$(11,886)
Stock-based compensation expense	8,270	9,148	15,827	15,930
Amortization of purchased intangible assets	1,406	655	2,814	1,307

Non-GAAP measure of income (loss) from operations	$(1,074)	$4,249	$12,496	$5,351

Net loss	$(16,730)	$(9,843)	$(15,824)	$(19,146)
Stock-based compensation expense	8,270	9,148	15,827	15,930
Amortization of debt discount and transaction cost	2,542	2,385	5,044	3,642
Amortization of purchased intangible assets	1,406	655	2,814	1,307

Non-GAAP measure of net income (loss)	$(4,512)	$2,345	$7,861	$1,733

Basic net loss per share	$(0.23)	$(0.14)	$(0.22)	$(0.27)
Stock-based compensation expense	0.12	0.13	0.23	0.22
Amortization of debt discount and transaction cost	0.03	0.03	0.06	0.05
Amortization of purchased intangible assets	0.02	0.01	0.04	0.02

Non-GAAP measure of net income (loss) per share	$(0.06)	$0.03	$0.11	$0.02

Diluted net loss per share	$(0.23)	$(0.14)	$(0.22)	$(0.27)
Stock-based compensation expense	0.12	0.13	0.23	0.22
Amortization of debt discount and transaction cost	0.03	0.03	0.06	0.05
Amortization of purchased intangible assets	0.02	0.01	0.04	0.02

Non-GAAP measure of net income (loss) per share	$(0.06)	$0.03	$0.11	$0.02

Shares used in computing basic net income (loss) per share	71,861	69,968	71,563	69,622

Shares used in computing Non-GAAP diluted net income (loss) per share	71,861	72,707	74,330	72,721